UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 26, 2006

Merit Medical Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah		84095
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:
(801) 253-1600

N/A
(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written  communications  pursuant to Rule 425 under the  Securities Act (17 CFR 230.425)

☐            Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement  communications  pursuant to Rule  14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement  communications  pursuant to Rule  13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02  Results of Operations and Financial Condition.

On October 26, 2006, Merit Medical Systems, Inc. (the “Company”)  issued a press release entitled “Merit Medical Systems Announces Third Quarter Revenues and Earnings.” The full text of the press release is provided herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to General Instruction B.2. of Form 8-K and shall not be deemed to be “filed” for  purposes of Section 18 of the  Securities  Exchange Act of 1934,  as amended  (the  “Exchange  Act”),  or  otherwise  subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended,  or the Exchange Act, except as expressly set forth by specific  reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

99.1  Press release, dated October 26, 2006, entitled “Merit Medical Systems Announces Third Quarter Revenues and Earnings,” together with related unaudited financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merit Medical Systems, Inc.

Dated: October 26, 2006	By	/s/ Kent W. Stanger
Kent W. Stanger
Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated October 26, 2006, entitled “Merit Medical Systems Announces Third Quarter Revenues and Earnings.”